Vanguard International Value Fund
Supplement Dated November 10, 2026, to the Prospectus and Summary Prospectus Dated February 27, 2026
Important Changes to Vanguard International Value Fund

Sprucegrove Investment Management Ltd. (Sprucegrove), one of the investment advisors to Vanguard International Value Fund (the “Fund”), has notified the Fund of its intention to terminate its investment advisory agreement with the Fund effective on or about December 21, 2026 (the “Termination Date”).
All references to Sprucegrove as investment advisor to the Fund and all other details and descriptions regarding Sprucegrove’s management of certain assets of the Fund in the Prospectus and Summary Prospectus are removed in their entirety as of the Termination Date.
The Fund’s investment objective, principal investment strategies, and policies remain unchanged.

© 2026 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.	PS 046B 112026

Vanguard Trustees’ Equity Fund

Supplement Dated November 10, 2026, to the Statement of Additional Information Dated February 27, 2026
Important Changes to Vanguard International Value Fund
Sprucegrove Investment Management Ltd. (Sprucegrove), one of the investment advisors to Vanguard International Value Fund (the “Fund”), has notified the Fund of its intention to terminate its investment advisory agreement with the Fund effective on or about December 21, 2026 (the “Termination Date”).
All references to Sprucegrove as investment advisor to the Fund and all other details and descriptions regarding Sprucegrove’s management of certain assets of the Fund in the Statement of Additional Information are removed in their entirety as of the Termination Date.
The Fund’s investment objective, principal investment strategies, and policies remain unchanged.
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 046B 112026